Exhibit 99.3

EXECUTION COPY

AMENDMENT NO. 1

TO

SENIOR SECURED CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO SENIOR SECURED CREDIT AGREEMENT (this “Amendment”), dated as of November 13, 2012, is entered into by and among Lifetime Brands, Inc., as the Borrower (the “Borrower”), the Subsidiary Guarantors party hereto, the Swap Agreement Counterparty (as defined herein), the financial institutions party hereto as Lenders (collectively, the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent (the “Agent”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Credit Agreement referenced below.

WITNESSETH

WHEREAS, the Borrower, the Subsidiary Guarantors, the Lenders and the Agent are parties to the Senior Secured Credit Agreement, dated as of July 27, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower and the Subsidiary Guarantors have requested that the Lenders and the Agent agree to certain amendments to the Credit Agreement; and

WHEREAS, the Lenders and the Agent have agreed to such amendments on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Subsidiary Guarantors, the Swap Agreement Counterparty, the Lenders and the Agent hereby agree as follows:

Section 1. Amendments. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Credit Agreement is hereby amended as follows:

A. Section 1.01 of the Credit Agreement is hereby amended to insert the following new definitions in the appropriate alphabetical order:

“Amendment No. 1 Swap Agreement” shall mean (i) the ISDA 2002 Master Agreement and (ii) the Schedule to the Master Agreement, dated as of November 13, 2012, between Swap Agreement Counterparty and the Borrower.

“Swap Agreement Counterparty” shall mean HSBC Bank USA, National Association, in its capacity as hedge counterparty under the Amendment No. 1 Swap Agreement and its successors and assigns to the extent permitted by the Amendment No. 1 Swap Agreement.

B. The definition of “Loan Documents” is hereby amended and restated in its entirety to read as follows:

“Loan Documents” shall mean this Agreement, the Intercreditor Agreement, the Notes (if any), and the Security Documents and all other agreements, instruments, documents and certificates identified in Section 4.01 executed and delivered to, or in favor of, the Agent, any Lenders or any Secured Parties and including all other pledges, powers of attorney, consents, assignments, contracts, notices, letter of credit agreements, all documents that evidence Swap Obligations, including, without limitation, the Amendment No. 1 Swap Agreement and all other written matter whether heretofore, now or hereafter executed by or on behalf of any Loan Party, or any employee of any Loan Party, and delivered to the Administrative Agent, any Lender or any Secured Party in connection with the Agreement or the transactions contemplated thereby. Any reference in the Agreement or any other Loan Document to a Loan Document shall include all appendices, exhibits or schedules thereto, and all amendments, restatements, supplements or other modifications thereto, and shall refer to the Agreement or such Loan Document as the same may be in effect at any and all times such reference becomes operative.

C. The definition of “Secured Obligations” is hereby amended and restated in its entirety to read as follows:

“Secured Obligations” shall mean all Obligations, together with all (i) obligations of Borrower or any Subsidiary Guarantor under any Treasury Services Agreement owing to one or more Secured Parties or their respective Affiliates and (ii) Swap Obligations owing to one or more Secured Parties or their respective Affiliates.

D. The definition of “Secured Parties” is hereby amended and restated in its entirety to read as follows:

“Secured Parties” shall mean, collectively, the Administrative Agent, the Collateral Agent, the Swap Agreement Counterparty and the Lenders; provided that the Swap Agreement Counterparty shall constitute a Secured Party solely with respect to the Borrower’s obligations under the Amendment No. 1 Swap Agreement.

E. The definition of “Swap Obligations” is hereby amended and restated in its entirety to read as follows:

“Swap Obligations” of a Person shall mean any and all obligations (after giving effect to any netting agreements) of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced

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or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (a) any and all Swap Agreements permitted hereunder with a Lender or an Affiliate of a Lender or, solely with respect to the Amendment No. 1 Swap Agreement, the Swap Agreement Counterparty, and (b) any and all cancellations, buybacks, reversals, terminations or assignments of any such Swap Agreement transaction.

F. Section 10.02(b)(xii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(xii) change or waive any provision of Article X as the same applies to any Agent, or any other provision hereof as the same applies to the rights or obligations of any Agent, in each case without the written consent of such Agent; and

(xiii) No Loan Document shall be modified to terminate the Swap Agreement Counterparty’s rights as a Secured Party without the written consent of the Swap Agreement Counterparty. For the avoidance of doubt, other than as set forth in the foregoing sentence, the consent of the Swap Agreement Counterparty shall not be required to amend, modify or waive, or permit the amendment, modification or waiver of, any provision of any Loan Document other than the Amendment No. 1 Swap Agreement;

Section 2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that (i) the Agent shall have received counterparts to this Amendment, duly executed by each of the parties hereto and (ii) the Agent shall have received payment and/or reimbursement of the Agent’s and its affiliates’ reasonable fees and expenses (including, to the extent invoiced, reasonable fees and expenses of counsel for the Agent) in connection with this Amendment.

Section 3. Swap Agreement Counterparty. HSBC Bank USA, National Association (“HSBC”) agrees that upon the effectiveness of this Amendment, HSBC (and its permitted successors and assigns) shall be the Swap Agreement Counterparty and in such capacity shall be a Secured Party under the Credit Agreement.

Section 4. Representations and Warranties of the Borrower and the Subsidiary Guarantors. The Borrower and each Subsidiary Guarantor hereby represents and warrants as follows:

(a) This Amendment has been duly executed and delivered by it and constitutes its legal, valid and binding obligations, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding at law or in equity.

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(b) After giving effect to this Amendment, the representations and warranties made by it in the Loan Documents are true and correct as of the date hereof.

(c) Before and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

Section 5. Effect on Credit Agreement.

(a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended and modified hereby.

(b) Except as specifically amended and modified above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall neither, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent or any Lender, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

Section 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

Section 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

Section 8. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A facsimile or PDF copy of any signature hereto shall have the same effect as the original thereof.

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

LIFETIME BRANDS, INC., as the Borrower

By:	/s/ Laurence Winoker
Name: Laurence Winoker
Title: Senior Vice President-Finance, Chief Financial Officer and Treasurer

SUBSIDIARY GUARANTORS:

PFALTZGRAFF FACTORY STORES, INC.

By:	/s/ Laurence Winoker
Name: Laurence Winoker
Title: Senior Vice President-Finance and Treasurer

TMC ACQUISITION INC.

By:	/s/ Laurence Winoker
Name: Laurence Winoker
Title: Chief Financial Officer and Treasurer

LIFETIME DELAWARE HOLDINGS, LLC

By:	/s/ Laurence Winoker
Name: Laurence Winoker
Title: Senior Vice President-Finance and Treasurer

Signature Page to Amendment No. 1 to

Senior Secured Credit Agreement

Lifetime Brands, Inc.

JPMORGAN CHASE BANK, N.A., individually, as Administrative Agent, Collateral Agent and a Lender

By:	/s/ John K. Budzynski
Name: John K. Budzynski
Title: Authorized Signer

Signature Page to Amendment No. 1 to

Senior Secured Credit Agreement

Lifetime Brands, Inc.

SOVEREIGN BANK, N.A. as a Lender

By:	/s/ Amanda Hsieh
Name: Amanda Hsieh
Title: Senior Relationship Manager

Signature Page to Amendment No. 1 to

Senior Secured Credit Agreement

Lifetime Brands, Inc.

Agreed and Acknowledged: HSBC BANK USA, NATIONAL ASSOCIATION, as the Swap Agreement Counterparty

By:	/s/ Varun Gupta
Name: Varun Gupta
Title: Vice President, Relationship Manager

Signature Page to Amendment No. 1 to

Senior Secured Credit Agreement

Lifetime Brands, Inc.